Risk Management and Fair Values (Details Textual)	12 Months Ended
Dec. 31, 2019 USD ($)
Risk Management and Fair Values (Textual)
Average appreciation (depreciation) foreign currency ,description	An average appreciation (depreciation) of the RMB against the U.S. dollar of 5%.
Increase (decrease) comprehensive income	$ 2,700,000
Accumulated other comprehensive loss	$ (7,100,000)
Description of concentrations risk	The Group has concentration of credit risk on the Group's trade receivables. The outstanding balance of the five largest customers represented approximately 38% of the trade receivables of the Group at December 31, 2019 (2018: 52%).